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                                 EXHIBIT 24.1

                               POWER OF ATTORNEY

  KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears above constitutes and appoints Howard F. Earhart and Robert G. Staples his true and lawful attorney-in-fact and agent, with full power of substitution and, for him and in his name, place and stead, in any and all capacities to sign any and all amendments to this Report on Form 10-K, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THIS REPORT HAS BEEN SIGNED BY THE FOLLOWING PERSONS ON BEHALF OF THE REGISTRANT AND IN THE CAPACITIES AND ON THE DATES INDICATED.

Dated: March 24, 1998                             /s/ Howard F. Earhart
                                          By: _________________________________
                                                     Howard F. Earhart
                                            President, Chief Executive Officer
                                                       and Director
                                              (Principal Executive Financial
                                                         Officer)

Dated: March 24, 1998                             /s/ Robert G. Staples
                                          By: _________________________________
                                                     Robert G. Staples
                                            Chief Financial Officer (Principal
                                                         Financial
                                             and Principal Accounting Officer)

Dated: March 24, 1998                             /s/ Dr. Edward C. Ross
                                          By: _________________________________
                                                    Dr. Edward C. Ross
                                                         Director

Dated: March 24, 1998                            /s/ Dr. William Davidow
                                          By: _________________________________
                                                    Dr. William Davidow
                                                         Director

Dated: March 24, 1998                              /s/ E. Floyd Kvamme
                                          By: _________________________________
                                                      E. Floyd Kvamme
                                                         Director

Dated: March 24, 1998                              /s/ Steven J. Sharp
                                          By: _________________________________
                                                      Steven J. Sharp
                                                         Director